                                   AMENDMENT NO. 5

                               CONTRACT NO. 104274-B

                        DIRECT BROADCAST SATELLITE CONTRACT

                                      BETWEEN

                 UNITED STATES SATELLITE BROADCASTING COMPANY, INC.

                                        AND

                            LOCKHEED MARTIN CORPORATION


THIS AMENDMENT is effective May 1, 1998.

WHEREAS, USSB and the Contractor (hereinafter referred to as the "Parties"), have agreed to an extension in the suspension of all program activities effective May 1, 1998 through a period not to exceed October 1, 1998 and;

WHEREAS the Parties, recognizing that a specific date ending the extension of the suspension may occur at any time during such period and;

WHEREAS the Parties, recognizing that changes are required in the Contract, have created this Amendment No. 5;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Parties agree to the following:

I. Beginning on May 1, 1998, and on the first day of each month thereafter until the first day of the subsequent month after Contractor's receipt of USSB's written Request for Resumption of Activities, and continuing through a period not to exceed October 1, 1998, the Parties agree to amend the Terms and Conditions of the subject Contract as follows:

     A. In Article 3.B, Price, the price of the Spacecraft and the Total Contract Price shall be adjusted on a monthly basis as follows:


             Date of     Monthly    Total Increase in    Total Increase in
             Increment   Increment  Price of Spacecraft  Total Contract Price
             ---------   ---------  -------------------  --------------------
          May 1, 1998
          June 1, 1998
          July 1, 1998        *              *                     *
          August 1, 1998
          September 1,1998
          October 1, 1998

     B. With respect to Article 4, Deliverable Items and Delivery Schedule, upon the receipt by the Contractor of USSB's written Request for Resumption of Activities on or before June 1, 1998 the delivery schedule for the Spacecraft will be the end of the Fourth Quarter, 1999. With the receipt by the Contractor of USSB's written Request for Resumption of Activities after June 1, 1998 and on or before October 1, 1998, the delivery schedule for the Spacecraft will be negotiated in accordance with the provisions of Section II of this Amendment.

     C. In Article 5.A, Progress and Milestone Payments, the Progress Payment Plan, beginning with Payment Number 18 and continuing through Payment
          Number 23 will be adjusted to          *           each month as
          follows:

             Date of     Payment     Monthly Total         Cumulative Total
             Increment   Number     ($ in U.S. Millions)  ($ in U.S. Millions)
             ---------   ---------  --------------------  --------------------
          May 1, 1998
          June 1, 1998
          July 1, 1998        *              *                     *
          August 1, 1998
          September 1, 1998
          October 1, 1998

     D. In Article 15A, USSB's Right to Terminate, the Termination Schedule shall be changed as follows:

             Date of       Monthly Total         Cumulative Total
             Increment    ($ in U.S. Millions)  ($ in U.S. Millions)
             ---------    --------------------  --------------------

          May - 1998
          June
          July                      *                    *
          August
          September
          October


II. Upon receipt by the Contractor of USSB's written Notice of Resumption of Activities, the Parties agree to modify the Articles and Exhibits of this Contract. Such modifications shall, at a minimum, provide the appropriate adjustments to the balance of all schedules, amounts, and events described and contemplated by this Amendment but not adjusted by this amendment and will be predicated on the date of USSB's written Request for Resumption of Activities. In the event that the Parties do not agree to such modifications as evidenced by a written amendment to this Contract by October 1, 1998, this Contract will be considered terminated for the convenience of USSB in accordance with the provisions of Article 15.

III. Except as specifically set forth above all other terms and conditions of the Contract shall remain in full force and effect in accordance with the terms and conditions as originally written and such terms and conditions shall not be affected or modified by this Amendment No. 5.

IN WITNESS THEREOF, the Parties have caused this Amendment No. 5 to be signed by their duly authorized officer or representative.



United States Satellite                 Lockheed Martin Corporation
Broadcasting Company, Inc.




By: /s/ Robert W. Hubbard               By: /s/ William W. Whisenant
    ------------------------------          ----------------------------------
    Robert W. Hubbard                       Wm. W. Whisenant
    Executive Vice President                Contracts Manager
                                            Lockheed Martin Telecommunications



*Material deleted pursuant to request for confidential treatment.


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